UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 9, 2007 (November 5, 2007)

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

501 Fourth Street Santa Rosa, CA		95401
(Address of principal executive offices)		(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 5, 2007, ZAP (the “Company”) entered into a Regulation S Securities Purchase Agreement (the “Purchase Agreement”), with Al Yousuf LLC (the “Purchaser”), pursuant to which the Company sold to the Purchaser 5,813,954 shares of the Company’s common stock (the “Shares”),  and a three-year warrant to purchase 1,744,186 shares of the Company’s common stock at an exercise price of $1.25 per share (the “Warrant”), in a private placement transaction (the “Transaction”) pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  The Transaction closed on November 5, 2007.  Gross proceeds from the Transaction to the Company were $5,000,000. The Shares and the Warrant are collectively referred to herein as the “Securities.”

In connection with the Transaction, the Company, Steven M. Schneider, chief executive officer of the Company and the Purchaser entered into a Side Letter Agreement (the “Letter Agreement”), pursuant to which the Company granted to the Purchaser certain piggy-back registration rights (the “Registration Rights”).  Under such Registration Rights the Company shall notify Purchaser at least 30 business days prior to the filing of a registration statement with respect to any offering of the Company’s shares of common stock and shall offer the Purchaser the opportunity to register such number of Shares as the Purchaser may request in writing within 5 days after receipt of the notice from the Company.

In addition, the Letter Agreement grants the Purchaser a right of first refusal in the case of a proposed sale or transfer of shares or equity interest in the Company by Mr. Schneider where the sum of i) the affected shares or equity interests of such sale or transfer and ii) the aggregate amount of shares or equity interests in the Company sold or transferred by Mr. Schneider over the preceding 12 month period is equal to or greater than 1% of the outstanding equity interests in the Company.  The Purchaser has also been granted the right, exercisable in its sole discretion, to tag along on a pro rata basis and on similar terms with any sale or transfer of shares by Mr. Schneider where the sum of i) the affected shares or equity interests of such sale or transfer and ii) the aggregate amount of shares or equity interests in the Company sold or transferred by Mr. Schneider over the preceding 12 month period is equal to or greater than 1% of the outstanding equity interests in the Company.

In addition, the Purchaser was granted the right to select one member of the Company’s Board of Directors (the “Board”), and Mr. Schneider agreed to vote his shares of common stock in the Company (“Company Stock”) to elect such director and the Company agreed to take or cause to be taken all action permissible in accordance with applicable law and within its power to effect such person’s election to the Board.  Further, Mr. Schneider agreed to vote his shares of common stock in the Company, and the Company agreed to take or cause to be taken all action permissible in accordance with applicable law and within its power, to maintain the sixe of the Board at five to seven persons.

So long as the Letter Agreement is in effect, Mr. Schneider agreed to vote his Company Stock in a manner intended to cause none of the following actions to be taken, and the Company agreed to take or cause to be taken all action permissible in accordance with applicable law and within its power to effect that none of the following actions are taken, without the prior written approval of the Purchaser (such approval not to be unreasonably withheld):

•	liquidate, dissolve or wind up the affairs of the Company

•	create or authorize the creation of any new class of equity security having rights, preferences or privileges senior to or on parity with the Shares

•	issue convertible notes or grant warrants or options (other than certain, limited compensatory options)

•	purchase or redeem, or pay any dividend or distribution on, any capital shares or other equity interest in the Company, except as required by any existing contractual rights

•
create or authorize the creation of any indebtedness for money borrowed, or grant any guarantees, liens or other security interests in respect thereof in an amount in aggregate in excess of $1,500,000, except in the ordinary course of business

•	sell all or substantially all of the assets of the Company or enter into any merger, consolidation, business combination, or recapitalization

The Letter Agreement will expire as of the earlier of (a) the November 5, 2014 or (b) the first date on which the Purchaser’s beneficial ownership, as calculated in accordance with regulations under Section 13 of the Securities Exchange Act of 1934, as amended, of the common stock of the Company is less than 5% of the issued and outstanding common stock of the Company.

The foregoing description of the Transaction and related documents does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, Warrant, and Letter Agreement which are attached to this Current Report as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

The disclosures under Item 1.01 are incorporated in this Item 3.02 by reference.

The Securities have been offered and sold to the Purchaser in reliance on an exemption from the registration requirements of United States federal securities laws under Regulation S promulgated under the Securities Act (“Regulation S”).  The Company has relied on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth in the Purchase Agreement in order to determine the applicability of such exemption and the suitability of the Purchaser to acquire the Securities.  The Purchaser has represented and warranted to the Company that he is not a U.S. Person (as defined in Regulation S) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company.  Neither the Company nor the Purchaser has engaged in any ‘Directed Selling Efforts’ in the U.S. as defined in Regulation S.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Regulation S Securities Purchase Agreement, dated November 5, 2007
10.2	Common Stock Purchase Warrant, dated November 5, 2007
10.3	Side Letter Agreement, dated November 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Date: November 9, 2007	By: /s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer